Exhibit 99.1

Aureus Greenway Holdings to Change Ticker Symbol to “PUSA” Ahead of Expected Combination With Powerus

Ticker change effective May 15, 2026, reflects the company’s pending combination with Autonomous Power Corporation, an autonomous drone and defense technology company

KISSIMMEE, Fla., May 14, 2026 (GLOBE NEWSWIRE) — Aureus Greenway Holdings Inc. (Nasdaq: AGH) today announced it will change its Nasdaq ticker symbol from AGH to PUSA, effective May 15, 2026, in anticipation of its pending combination with Autonomous Power Corporation, doing business as ‘Powerus’, an autonomous drone and defense technology company. The combination is expected to close in summer 2026, subject to regulatory approvals and customary closing conditions.

The ticker change reflects the company’s focus on the Powerus platform and brand. Upon completion of the merger, the combined company will operate as Powerus Corporation and continue to trade on Nasdaq under the ticker symbol ‘PUSA’. Shareholders currently holding shares of AGH will hold shares of Powerus Corporation upon closing, with no action required in connection with the ticker symbol change.

“We are pleased to take this step as we move toward closing the combination with Powerus,” said Matthew Saker, Interim Chief Executive Officer of Aureus Greenway Holdings Inc. “This ticker change reflects the exciting future ahead for our shareholders as we join forces with a company at the forefront of autonomous defense technology.”

ABOUT THE TICKER CHANGE

The ticker symbol change from AGH to PUSA will be effective on Nasdaq on May 15, 2026. No action is required by current AGH shareholders in connection with this change. The ticker change does not affect the terms or timing of the pending merger between AGH and Powerus. The merger remains subject to customary closing conditions including S-4 effectiveness and required regulatory approvals and is expected to close in summer 2026. There can be no assurance that the proposed transaction will be consummated or as to the timing of any such consummation.

ABOUT AUREUS GREENWAY HOLDINGS INC.

Aureus Greenway Holdings Inc. (Nasdaq: AGH) owns and operates golf course properties in Florida, including Kissimmee Bay Country Club and Remington Golf Club in the greater Orlando region. AGH has entered into a definitive merger agreement with Autonomous Power Corporation, doing business as ‘Powerus’. Upon closing, the combined company is expected to operate as Powerus Corporation and continue to trade on Nasdaq under the ticker symbol ‘PUSA’. For more information, visit aureusgreenway.com.

ABOUT POWERUS

Powerus is an autonomous drone and defense technology company developing next-generation aerial systems, counter-drone solutions, and critical infrastructure protection platforms for government and commercial customers. The company is building capability to serve a defense and homeland security market increasingly defined by unmanned systems and the requirement to defend against them. Powerus operates through wholly owned subsidiaries Kaizen Aerospace, Tandem Defense, and Agile Autonomy. For more information, visit power.us.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the proposed business combination and anticipated benefits thereof, including future financial and operating results, statements related to the expected timing of the completion of the transactions, the plans, objectives, expectations and intentions of either company or of the combined company following the merger, anticipated future results of either company or of the combined company following the merger, the anticipated benefits and strategic and financial rationale of the merger and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “targets,” “scheduled,” “plans,” “intends,” “goal,” “anticipates,” “expects,” “believes,” “forecasts,” “outlook,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology. The forward-looking statements are based on current expectations and assumptions believed to be reasonable, but there is no assurance that they will prove to be accurate.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of AGH or Powerus to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk of delays in consummating the potential transaction, including as a result of required shareholder and regulatory approvals, including Nasdaq listing requirements which may not be obtained on the expected timeline, or at all, (2) the risk of any event, change or other circumstance that could give rise to the termination of the merger agreement, (3) the possibility that any of the anticipated benefits and projected synergies of the potential transactions will not be realized or will not be realized within the expected time period, (4) the limited operational history of Powerus as a combined organization and integration risks of acquired businesses, (5) diversion of management’s attention or disruption to the parties’ businesses as a result of the announcement and pendency of the transaction, including potential distraction of management from current plans and operations of AGH or Powerus and the ability of AGH or Powerus to retain and hire key personnel, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the transaction, (7) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (8) the outcome of any legal or regulatory proceedings that may be instituted against AGH or Powerus related to the merger agreement or the transaction, (9) the risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (10) legislative, regulatory, political, market, economic and other conditions, developments and uncertainties affecting AGH’s or Powerus’s businesses; (11) the evolving legal, regulatory, tax, and international trade regimes; (12) the nature, cost and outcome of potential litigation and other legal proceedings, including any such proceedings related to the transactions, (13) restrictions during the pendency of the proposed transaction that may impact AGH’s or Powerus’s ability to pursue certain business opportunities or strategic transactions; and (14) unpredictability and severity of catastrophic events, including, but not limited to, extreme weather, natural disasters, acts of terrorism or outbreak of war or hostilities, as well as AGH’s and Powerus’s response to any of the aforementioned factors.

Additional factors which could affect future results of AGH and Powerus can be found in AGH’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Neither Powerus nor AGH undertakes any obligation to update forward-looking statements, except as required by law.

NO OFFER OR SOLICITATION

This document is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the transaction, AGH will file a registration statement on Form S-4 with the SEC, which will include an information statement and preliminary prospectus of AGH. After the registration statement is declared effective, AGH will mail to its stockholders a definitive information statement. Additionally, AGH expects to file other relevant materials with the SEC in connection with the merger. Investors and security holders are urged to read the registration statement and joint information statement/prospectus when they become available (and any other documents filed with the SEC in connection with the transaction or incorporated by reference into the joint information statement/prospectus) because such documents will contain important information regarding the proposed transaction and related matters. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by AGH through the website maintained by the SEC at http://www.sec.gov or at AGH’s website at https://www.aureusgreenway.com/secfilings.

CONTACTS

Investor Relations

IR@aureusgreenway.com

Press Contact

Maripat Finigan

SVP, Strategic Communications

pr@power.us

860-508-3828